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                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 27, 2004



                          CITIZENS FIRST BANCORP, INC.
             (Exact name of Registrant as Specified in its Charter)



Delaware                         0-32041                    38-3573852
--------                         -------                    ----------
(State or Other                  (Commission                (I.R.S. Employer
Jurisdiction of                  File Number)               Identification
Incorporation)                                              Number)



525 Water Street, Port Huron, Michigan                      48060
--------------------------------------                      -----
(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:  (810) 987-8300


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On January 27, 2004, Citizens First Bancorp, Inc. issued a press release announcing the declaration by its Board of a quarterly cash dividend of $0.09 per share. The dividend is expected to be paid on February 18, 2004 to stockholders of record on February 6, 2004. A copy of the press release is furnished as Exhibit 99 and incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.       Description

    99            Press Release



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2004                      Citizens First Bancorp, Inc.

                                       By:   /s/ Marshall J. Campbell

                                             Marshall J. Campbell
                                             Chairman, President and
                                             Chief Executive Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION OF EXHIBIT


    99                              Press Release









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